
<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial  information extracted from the balance sheet of CNL Income Fund X, Ltd. at December  31,  1999,  and its  statement  of income for the twelve  months  then ended and is  qualified  in its  entirety by reference  to the Form 10-K of CNL Income  Fund X, Ltd.  for the  twelve  months ended December 31, 1999.
</LEGEND>

<PERIOD-TYPE>                   year
<FISCAL-YEAR-END>                              DEC-31-1999
<PERIOD-START>                                 JAN-01-1999
<PERIOD-END>                                   DEC-31-1999
<CASH>                                         967,094
<SECURITIES>                                   0
<RECEIVABLES>                                  223,866
<ALLOWANCES>                                   122,914
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F1>
<PP&E>                                         18,046,341
<DEPRECIATION>                                 1,654,894
<TOTAL-ASSETS>                                 33,248,120
<CURRENT-LIABILITIES>                          0<F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     32,022,294
<TOTAL-LIABILITY-AND-EQUITY>                   33,248,120
<SALES>                                        0
<TOTAL-REVENUES>                               3,045,355
<CGS>                                          0
<TOTAL-COSTS>                                  822,844
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                2,269,401
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            2,269,401
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   2,269,401
<EPS-BASIC>                                  0
<EPS-DILUTED>                                  0

<F1>Due  to the  nature  of  its  industry,  CNL  Income  Fund  X,  Ltd.  has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.

